                                                                    EXHIBIT 10.5


This is a fair and accurate English translation of a Spanish language document as required by Rule 306(a) Regulation S-T.

                                               /s/ JOSE TORRES
                                           ------------------------
                                           Jose R. Torres
                                           Vice President, Administration
                                           and Chief Accounting Officer
                                           IMPSAT Corporation

                                           October 24, 1996


[75418 474]




                                    CONTRACT



                                      WITH



                                    INTELSAT

                                    705/706

[75418 475]

Between the NATIONAL TELECOMMUNICATIONS COMMISSION, hereinafter "THE CNT", represented at this act by its President, Dr. Oscar Felix Gonzalez, with legal domicile in Perc 103, Federal Capital, on the one hand, and IMPSAT S.A., hereinafter "THE COMPANY", represented by Daniel Vicente Hourquescos, in his capacity of representative and Edgardo Aurelio Nesossi, in his capacity as attorney-in fact, with legal domicile at Alferez Pareja 256, Federal Capital, they agree to enter into this Contract, subject to the following clauses and conditions:

ONE: THE CNT agrees to provide to THE COMPANY the satellite segment capacity described in ATTACHMENT A of this contract, hereinafter "THE CAPACITY". For such purpose THE CNT shall request from the INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION "INTELSAT" on behalf and for the account of THE COMPANY, the Guaranteed Reserve of THE CAPACITY.

As for THE COMPANY, it agrees to take THE CAPACITY provided by THE CNT and use it to provide the services for which it has been duly licensed or authorized in due course. THE COMPANY shall assume the responsibility for all obligations to INTELSAT arising rom use of THE CAPACITY.

TWO: 2.1. THE CNT shall make THE CAPACITY that is assigned available to THE COMPANY TWENTY-FOUR (24) hours a day, SEVEN (7) days a week, during the assignment period stipulated in the following subsection:

2.2 The period of duration of the contract is five years counted from April 1, 1995, the planned date for commissioning of THE CAPACITY. In the event that INTELSAT does not accept the Guaranteed Reserve nor makes available THE CAPACITY to THE CNT, this contract shall, as a matter of law and automatically, be null and void and shall be deprived of all value to both parties.

2.3 At the request of THE COMPANY, at least ONE HUNDRED FIFTY (150) continuous days counted from the date of lapse of the term of this contract, THE CNT may decide in a new Attachment the terms applicable to the continuity of same before INTELSAT.

THREE: As consideration THE COMPANY shall pay to THE CNT the sum of US$ 8,673,000 (EIGHT MILLION SIX HUNDRED SEVENTY-THREE THOUSAND U.S. DOLLARS) as rent for THE CAPACITY during a period of FIVE (5) years in accordance with INTELSAT rates in effect on the date of consolidation of the respective Guaranteed Reserve plus US$ 867,300 (EIGHT HUNDRED SIXTY-SEVEN THOUSAND THREE HUNDRED U.S. DOLLARS) in favor of THE CNT as a commission of TEN PERCENT (10%). The first year a total amount of US$ 1,752,300 (ONE MILLION SEVEN HUNDRED FIFTY-TWO THOUSAND THREE HUNDRED U.S. DOLLARS) shall be paid, and in each of the four subsequent years US$ 1,947,000 (ONE MILLION NINE HUNDRED FORTY-SEVEN THOUSAND U.S. DOLLARS). The respective amounts will be invoiced on a quarterly basis by THE CNT once it receives authentic accounting documentation from INTELSAT, and they shall be paid by THE COMPANY at THE CNT's domicile within the period of time established by THE CNT on each invoicing.

FOUR: The sums that are stated in U.S. dollars in this Contract are understood to be convertible in the terms of law 23,928.

[75418 476]

FIVE: THE COMPANY is conclusively prohibited from total or partial assignment of this contract without prior and express authorization from THE CNT.

SIX: Failure by THE COMPANY to comply promptly with any of the payments stipulated in clause THREE shall have the effect of automatically placing it in default, without the need for any notification whatsoever by THE CNT. During the time that the default lasts, the sums that are owed shall accrue compensatory and punitive interest of FORTY-EIGHT PERCENT (48%) annually for both reasons.

If within a period of SIXTY (60) days counted from the date that any of the payments stipulated in clause THREE is due, the sums that are owed and their respective interest are not paid, THE CNT may opt to: a) demand compliance with this contract plus applicable damages or b) rescind this contract. In this case THE COMPANY shall pay the amount owed for the payments of clause THREE, and in default, as applicable, with the respective interest, as well as any other amount that is claimed by INTELSAT as damages that might be applicable. THE COMPANY shall pay the amounts that are demanded of it in a period of TEN (10) days after the rescission is notified. Once the rescission is notified, THE CNT may freely dispose of THE CAPACITY that is the subject of this contract.

SEVEN: 7.1 THE COMPANY shall not have the right to any claim, compensation or credit in case of interruptions of less than one hour in the availability of THE CAPACITY.

7.2 In case of an interruption of the availability of THE CAPACITY that lasts one hour or more and that, as determined by INTELSAT, is attributable to INTELSAT's space segment (as defined in the INTELSAT Agreement), THE COMPANY shall be credited with a sum equal to the proportional parte of the quarterly charge.

7.3 THE COMPANY shall not have the right to any claim, compensation or credit in case of non-initiation of the service on the planned date or in case of interruption caused directly or indirectly by any action or omission of THE COMPANY, its customers, contractors, lessors, representatives and/or employees.

EIGHT: 8.1 With the exception of the compensation agreed upon for interruptions specified in clause SEVEN, THE CNT shall not be liable for damages caused due to an interruption in the availability of THE CAPACITY, regardless of the cause of such interruption.

8.2 THE COMPANY shall indemnify and exempt THE CNT and shall hold it harmless from any loss, damage, liability or expense resulting from:

a) Any slander, defamation, abusive interference in the private life or violation or copyright arising from use of THE CAPACITY.

b) Any violation of patents resulting from (i) use of devices and systems of THE COMPANY, its users, clients, contractors, lessors, representatives or assignees, with respect to THE CAPACITY, or (ii) from use of THE CAPACITY in any manner not envisaged by INTELSAT and/or THE CNT and over which the latter does not exercise any control.

c) All acts or omissions of THE COMPANY, its users, clients, contractors, lessors, representatives, agents or employees and assignees with respect to use of THE CAPACITY.

[75418 477]


NINE: THE COMPANY agrees to abide strictly by this contract and the provisions of national and international laws, decrees and regulations, as well as INTELSAT's specifications and procedures on the matter. This contract is entered into within the existing regulatory framework, and breach of it exempts THE CNT from all liability, THE COMPANY being the only one liable for penalties caused by its conduct.

TEN: THE CNT shall not be liable under any circumstance for any additional cost or damage to THE COMPANY, including modifications of the earth segment, that result from application of the procedures set down by the INTERNATIONAL TELECOMMUNICATIONS UNION for coordination with earth systems, with other satellites or due to changes in the operating conditions of the satellite transponder that should be necessary as a consequence of such coordinations.

ELEVEN: THE COMPANY hereby agrees to obligate itself to accept the agreements entered into by THE CNT on matters of coordination to which the preceding clause refers. In the event that the application of any agreement entered into for the purpose of protecting the system results in considerable degradation of the services channeled by the transponder, THE CNT and THE COMPANY shall immediately engage in consultations to reach a satisfactory agreement in order to mitigate the repercussions that such agreements have for THE COMPANY.

TWELVE: THE CNT may suspend before or after the start of use of THE CAPACITY, or it may interrupt totally or partially, in provisional manner, the availability of THE CAPACITY or decide on a transitory decrease in the times of same or proceed to make any change or restriction of THE CAPACITY caused by the presence of technical or operating faults in the satellite, in its common equipment or in the transponder in use if INTELSAT, for emergency reasons, decides to take the transponder, to continue or restore international services or any other technical or operating or contractual circumstance arising from agreements signed by THE CNT and INTELSAT. In such case, the parties agree:

a) For purposes of this regulation of interests, such cases shall be treated as "acts of God" or "force majeure". In the case of total loss or impossibility of use of THE CAPACITY, the fulfillment of obligations of both parties shall be concluded, and they shall not have the right to make claims from each other for this matter.

b) THE CNT shall notify THE COMPANY with as much advance notice as possible of any decision that it makes in the event of the cases mentioned.

c) THE CNT shall in no case be liable to THE COMPANY or its customers, contractors, agents or third parties in general for any of the situations provided for in this clause for the damages that might be understood to be generated by the occurrence of same as long as they are not attributable to it.

d) THE CNT agrees to take all steps of a technical, operating and administrative nature within this contractual framework and that of the CNT-INTELSAT contract that might arise as a consequence of this contract aimed at overcoming or ameliorating the consequences of the above circumstances and/or to propose alternatives to THE COMPANY for the same purpose.

THIRTEEN: THE COMPANY agrees to make use of THE CAPACITY in accordance with

[75418 478]


the stipulations of existing regulations subject to applicable authorizations and/or commitments from THE CNT.

FOURTEEN: With respect to cases of force majeure and acts of God the parties agree to abide by the provisions of the Civil Code, article 514 and related.

FIFTEEN: THE COMPANY shall submit to THE CNT the transmission plan required by INTELSAT for use of THE CAPACITY. The transmission plan and the operating parameters shall be submitted by THE COMPANY to THE CNT for its review and subsequent approval by THE CNT and by INTELSAT before the commissioning of THE CAPACITY.

If necessary, possible subsequent modifications may be introduced after analysis and authorization from THE CNT and INTELSAT.

Interference caused in transponders of the satellite itself or of other satellites duly registered with the INTERNATIONAL TELECOMMUNICATIONS UNION shall be kept within the limits specified by the INTERNATIONAL
TELECOMMUNICATIONS UNION, THE CNT and INTELSAT.

Interference in other satellite systems with which THE CNT and/or INTELSAT have reached coordination agreements shall be kept within the operating parameters set forth in such agreements. For such purpose, all earth stations installed by the Company shall:

i) Have the installation authorization issued by THE CNT. This authorization shall be before any step or procedure that THE COMPANY, its users, its customers, agents, assignees or employees make with such station.

ii) Have successfully concluded, before the commissioning, compliance with all the tests required by INTELSAT aimed at verifying the operating characteristics.

iii) Be operated and maintained in accordance with the Satellite System Operating Guides (SSOG) and related procedures set forth by INTELSAT.

b) THE CNT shall have the right to inspect, supervise and control all authorized satellite systems in order to ensure compliance with the authorized operating conditions.

SIXTEEN: The operating characteristics of all installations or services provided by THE COMPANY, its clients, contractors, lessors or assignees with respect to use of THE CAPACITY shall be such that their connection to the INTELSAT space segment or joint use with same or with any of the related installations does not interfere with the efficient operation of the INTELSAT space segment and its components.

THE COMPANY agrees to abide by the directives issued by THE CNT related to operating and management aspects of the INTELSAT space segment and especially to that assigned herein.

SEVENTEEN: It is established that for purposes of the installation and use of the earth stations by THE COMPANY, its customers, contractors, agents or third parties in general for the provision of the services for which it is responsible, THE COMPANY shall request the respective authorizations granted by THE CNT to its customers, contractors, agents or third parties in general.

For purposes of application of this clause, THE COMPANY shall have available for THE CNT a file with genuine evidence of such authorizations, licenses and/or permits.

[75418 479]


EIGHTEEN: For purposes of guaranteeing performance of its obligations THE COMPANY shall establish, as a condition of validity of this contract, a guarantee that covers at all times ONE HUNDRED PERCENT (100%) of the amount owed plus TWENTY PERCENT (20%) of such amount. In order to determine the value of the amount owed, from the total amount that results from adding the value of the rent for THE CAPACITY US$ 8,673,000 (EIGHT MILLION SIX HUNDRED SEVENTY-THREE THOUSAND U.S. DOLLARS) plus the value of the TEN PERCENT (10%) commission to be received by THE CNT US$ 867,300 (EIGHT HUNDRED SIXTY-SEVEN THOUSAND THREE HUNDRED U.S. DOLLARS), that is from the US$ 9,540,300 (NINE MILLION FIVE HUNDRED FORTY THOUSAND THREE HUNDRED U.S. DOLLARS) will be deducted the value of the successive quarterly payments made by THE COMPANY to THE CNT in the performance of this contract.

NINETEEN: The parties subject themselves to the jurisdiction of the Federal Courts for Civil and Commercial Matters of the Federal Capital with express waiver of any other jurisdiction, and the notifications that the parties address to each other shall be valid only at the legal domiciles set forth in the heading.

AS A SIGN OF AGREEMENT, in the city of Buenos Aires, on the 27th day of March of 1995 2 (TWO) copies with the same contents and for one sole purpose are signed.

[75418 480]


                                  ATTACHMENT A


THE CNT agrees to seek before INTELSAT, for the account and order of IMPSAT, a Guaranteed Reserve (GR) for the satellite segment and conditions described as follows:


SATELLITE                         :                INTELSAT 706
ORBITAL POSITION                  :                307 degree E
BAND                              :                Ku
TYPE OF BEAM                      :                S3/S3
TRANSPONDERS                      :                111/211
BANDWIDTH                         :                THIRTY-SIX (36) MHz
TYPE OF DUTY                      :                Uninterruptible
DURATION OF CONTRACT              :                5 years
PLANNED COMMISSIONING
DATE                              :                APRIL 1, 1995

[75418 481]


         COMPLEMENTARY AGREEMENT TO THE C.N.T. - SATELNET S.A. CONTRACT


Between the NATIONAL TELECOMMUNICATIONS COMMISSION, hereinafter "THE C.N.T", represented at this act by its INTERVENER, Dr. Jose Luis PALAZZO, with legal domicile at Sarmiento 151 - 4th floor, of the city of Buenos Aires, on the one hand and SATELNET S.A., represented by Dr. Victor Taiarol and Dr. Alberto V. Lisdero, in their capacities as President and Vice President of same, with legal domicile at Florida 537, 5th Floor, on the other hand, it is agreed to enter into, subject to the following clauses and conditions, this complementary agreement, which partially amends the contract signed by the same parties and approved by NATIONAL EXECUTIVE BRANCH Decree No. 2709 of December 20, 1991.

ONE: For operating reasons, assignment of the satellite capacity mentioned in clauses ONE AND TEN and in the ATTACHMENT of the afore-mentioned contract has been carried out during the period between February 1 and July 14, 1992, with a capacity of 18 MHz at the 94/94 transponders of INTELSAT satellite 605, longitude 335.5 degree E and transferred starting on July 15, 1992 to the 95/95 transponder of INTELSAT satellite 603, longitude 325.5degree E with a capacity of 36 MHz, all with coverage of the Southwest zonal beams.

TWO: The parties agree that said satellite capacity shall have the nature of "uninterruptible", and the terms and conditions of the original contract and this amendment are subject to agreement with the special mode of the capacity in question depending on how same is defined in the INTELSAT Agreement.

THREE: For purposes of computing the period set forth in point b) of clause TWO of the contract, the parties agree that same started to be counted beginning on February 1, 1992.

FOURTH: As consideration SATELNET S.A. shall pay the sum of SIX MILLION EIGHT HUNDRED NINETEEN THOUSAND EIGHT HUNDRED FORTY U.S. DOLLARS (US$ 6,819,840.00) for the rent of the capacity described in clause ONE during a period of five years plus a commission of 10% equivalent to SIX HUNDRED EIGHTY-ONE THOUSAND NINE HUNDRED EIGHTY-FOUR U.S. DOLLARS (US$ 681,984.00) in favor of the C.N.T.

The first year a total amount of US$ ONE MILLION ONE HUNDRED SIXTY-FIVE THOUSAND EIGHT HUNDRED TWENTY-FOUR U.S. DOLLARS (US$ 1,165,824.00) shall be paid, and in each of the four subsequent years ONE MILLION FIVE HUNDRED EIGHTY-FOUR THOUSAND U.S. DOLLARS (US$ 1,584,000.00). The respective amounts will be invoiced by the C.N.T. once it receives authentic accounting documentation from INTELSAT, and they shall be paid by SATELNET S.A. within ten
(10) days of receipt of the invoice at the domicile established by the C.N.T. in this contract.

[75418 482]


FIVE: For purposes of guaranteeing performance of the obligations of SATELNET S.A., the latter shall submit a guarantee that covers at all time ONE HUNDRED PERCENT (100%) of the amount to be paid by the C.N.T. to INTELSAT in case of breach of this contract by SATELNET S.A.. For purposes of calculation of this amount both parties state that they accept the formula of indemnity for cancellation established by INTELSAT that is in effect at the time of same. The current formula is that established in document BG-94-52 of INTELSAT, Attachment No. 1, Section J (Cancellation Policy).

For purposes of submission of the guarantee for this contract, the initial above-mentioned amount totals to date TWO MILLION SEVEN HUNDRED SEVENTY-TWO THOUSAND U.S. DOLLARS (US$ 2,772,000.00).

Said guarantee may be established through guarantee insurance or bank guarantees with first-rate companies. The C.N.T. shall, in a period of FORTY-EIGHT (48) working hours, accept or reject, with justified cause, the guarantee that is submitted. In the latter case SATELNET S.A. shall submit a new guarantee. This contract shall not go into effect until the C.N.T. has accepted the guarantee in question.

SIX: SATELNET S.A. may opt to adhere to any new national or international system that may be applicable to the Contract provided the conditions to access such system are complied with and no harm whatsoever is caused to the National State.

For such purposes SATELNET S.A. shall notify the C.N.T. in genuine manner of the exercise of the option in question and the amended rule that it wishes to incorporate to the Contract.

This option shall also be valid for those INTELSAT provisions that are not obligatory.

SEVEN: The rest of the clauses and conditions of the contract approved by NATIONAL EXECUTIVE BRANCH Decree No. 2709 of December 20, 1991 remain without amendment.

As a sign of agreement 3 (three) copies with the same contents and for one sole purpose are signed in Buenos Aires on eh 3rd day of the month of March of 1993.

[75418 483]


Between the NATIONAL TELECOMMUNICATIONS COMMISSION, hereinafter "THE CNT", represented at this act by its President, Dr. Rinaldo Antonio Colome, with legal domicile in Perc 103, Federal Capital, on the one hand, and SATELNET S.A., hereinafter "THE COMPANY", represented by Jose Ramon Torres and Eduardo Jose Mignacco, in their capacity of representatives with legal domicile at Florida 537, 5th floor, they agree to enter into this Contract, subject to the following clauses and conditions:

ONE: THE CNT agrees to provide to THE COMPANY the satellite segment capacity described in ATTACHMENT A of this contract, hereinafter "THE CAPACITY". For such purpose THE CNT shall request from the INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION "INTELSAT" on behalf and for the account of THE COMPANY, the Guaranteed Reserve of THE CAPACITY.

As for THE COMPANY, it agrees to take THE CAPACITY provided by THE CNT and use it to provide the services for which it has been duly licensed or authorized in due course. THE COMPANY shall assume the responsibility for all obligations to INTELSAT arising rom use of THE CAPACITY.

TWO: 2.1. THE CNT shall make THE CAPACITY that is assigned available to THE COMPANY TWENTY-FOUR (24) hours a day, SEVEN (7) days a week, during the assignment period stipulated in the following subsection:

2.2 The period of duration of the contract is five years counted from April 1, 1995, the planned date for commissioning of THE CAPACITY. In the event that INTELSAT does not accept the Guaranteed Reserve nor makes available THE CAPACITY to THE CNT, this contract shall, as a matter of law and automatically, be null and void and shall be deprived of all value to both parties.

2.3 At the request of THE COMPANY, at least ONE HUNDRED FIFTY (150) continuous days counted from the date of lapse of the term of this contract, THE CNT may decide in a new Attachment the terms applicable to the continuity of same before INTELSAT.

THREE: As consideration THE COMPANY shall pay to THE CNT the sum of US$ 1,470,000 (ONE MILLION FOUR HUNDRED SEVENTY THOUSAND U.S. DOLLARS) as rent for THE CAPACITY during a period of FIVE (5) years in accordance with INTELSAT rates in effect on the date of consolidation of the respective Guaranteed Reserve plus US$ 147,000 (ONE HUNDRED FORTY-SEVEN THOUSAND U.S. DOLLARS) in favor of THE CNT as a commission of TEN PERCENT (10%). The first year a total amount of US$ 297,000 (TWO HUNDRED NINETY-SEVEN THOUSAND U.S. DOLLARS) shall be paid, and in each of the four subsequent years US$ 330,000 (THREE HUNDRED THIRTY THOUSAND U.S. DOLLARS). The respective amounts will be invoiced on a quarterly basis by THE CNT once it receives authentic accounting documentation from INTELSAT, and they shall be paid by THE COMPANY at THE CNT's domicile within the period of time established by THE CNT on each invoicing.

FOUR: The sums that are stated in U.S. dollars in this Contract are understood to be convertible in the terms of law 23,928.

[75418 484]


FIVE: THE COMPANY is conclusively prohibited from total or partial assignment of this contract without prior and express authorization from THE CNT.

SIX: Failure by THE COMPANY to comply promptly with any of the payments stipulated in clause THREE shall have the effect of automatically placing it in default, without the need for any notification whatsoever by THE CNT. During the time that the default lasts, the sums that are owed shall accrue compensatory and punitive interest of FORTY-EIGHT PERCENT (48%) annually for both reasons.

If within a period of SIXTY (60) days counted from the date that any of the payments stipulated in clause THREE is due, the sums that are owed and their respective interest are not paid, THE CNT may opt to: a) demand compliance with this contract plus applicable damages or b) rescind this contract. In this case THE COMPANY shall pay the amount owed for the payments of clause THREE, and in default, as applicable, with the respective interest, as well as any other amount that is claimed by INTELSAT as damages that might be applicable. THE COMPANY shall pay the amounts that are demanded of it in a period of TEN (10) days after the rescission is notified. Once the rescission is notified, THE CNT may freely dispose of THE CAPACITY that is the subject of this contract.

SEVEN: 7.1 THE COMPANY shall not have the right to any claim, compensation or credit in case of interruptions of less than one hour in the availability of THE CAPACITY.

7.2 In case of an interruption of the availability of THE CAPACITY that lasts one hour or more and that, as determined by INTELSAT, is attributable to INTELSAT's space segment (as defined in the INTELSAT Agreement), THE COMPANY shall be credited with a sum equal to the proportional parte of the quarterly charge.

7.3 THE COMPANY shall not have the right to any claim, compensation or credit in case of non-initiation of the service on the planned date or in case of interruption caused directly or indirectly by any action or omission of THE COMPANY, its customers, contractors, lessors, representatives and/or employees.

EIGHT: 8.1 With the exception of the compensation agreed upon for interruptions specified in clause SEVEN, THE CNT shall not be liable for damages caused due to an interruption in the availability of THE CAPACITY, regardless of the cause of such interruption.

8.2 THE COMPANY shall indemnify and exempt THE CNT and shall hold it harmless from any loss, damage, liability or expense resulting from:

a) Any slander, defamation, abusive interference in the private life or violation or copyright arising from use of THE CAPACITY.

b) Any violation of patents resulting from (i) use of devices and systems of THE COMPANY, its users, clients, contractors, lessors, representatives or assignees, with respect to THE CAPACITY, or (ii) from use of THE CAPACITY in any manner not envisaged by INTELSAT and/or THE CNT and over which the latter does not exercise any control.

c) All acts or omissions of THE COMPANY, its users, clients, contractors, lessors, representatives, agents or employees and assignees with respect to use of THE CAPACITY.

[75418 485]


NINE: THE COMPANY agrees to abide strictly by this contract and the provisions of national and international laws, decrees and regulations, as well as INTELSAT's specifications and procedures on the matter. This contract is entered into within the existing regulatory framework, and breach of it exempts THE CNT from all liability, THE COMPANY being the only one liable for penalties caused by its conduct.

TEN: THE CNT shall not be liable under any circumstance for any additional cost or damage to THE COMPANY, including modifications of the earth segment, that result from application of the procedures set down by the INTERNATIONAL TELECOMMUNICATIONS UNION for coordination with earth systems, with other satellites or due to changes in the operating conditions of the satellite transponder that should be necessary as a consequence of such coordinations.

ELEVEN: THE COMPANY hereby agrees to obligate itself to accept the agreements entered into by THE CNT on matters of coordination to which the preceding clause refers. In the event that the application of any agreement entered into for the purpose of protecting the system results in considerable degradation of the services channeled by the transponder, THE CNT and THE COMPANY shall immediately engage in consultations to reach a satisfactory agreement in order to mitigate the repercussions that such agreements have for THE COMPANY.

TWELVE: THE CNT may suspend before or after the start of use of THE CAPACITY, or it may interrupt totally or partially, in provisional manner, the availability of THE CAPACITY or decide on a transitory decrease in the times of same or proceed to make any change or restriction of THE CAPACITY caused by the presence of technical or operating faults in the satellite, in its common equipment or in the transponder in use if INTELSAT, for emergency reasons, decides to take the transponder, to continue or restore international services or any other technical or operating or contractual circumstance arising from agreements signed by THE CNT and INTELSAT. In such case, the parties agree:

a) For purposes of this regulation of interests, such cases shall be treated as "acts of God" or "force majeure". In the case of total loss or impossibility of use of THE CAPACITY, the fulfillment of obligations of both parties shall be concluded, and they shall not have the right to make claims from each other for this matter.

b) THE CNT shall notify THE COMPANY with as much advance notice as possible of any decision that it makes in the event of the cases mentioned.

c) THE CNT shall in no case be liable to THE COMPANY or its customers, contractors, agents or third parties in general for any of the situations provided for in this clause for the damages that might be understood to be generated by the occurrence of same as long as they are not attributable to it.

d) THE CNT agrees to take all steps of a technical, operating and administrative nature within this contractual framework and that of the CNT-INTELSAT contract that might arise as a consequence of this contract aimed at overcoming or ameliorating the consequences of the above circumstances and/or to propose alternatives to THE COMPANY for the same purpose.

[75418 486]


THIRTEEN: THE COMPANY agrees to make use of THE CAPACITY in accordance with the stipulations of existing regulations subject to applicable authorizations and/or commitments from THE CNT.

FOURTEEN: With respect to cases of force majeure and acts of God the parties agree to abide by the provisions of the Civil Code, article 514 and related.

FIFTEEN: THE COMPANY shall submit to THE CNT the transmission plan required by INTELSAT for use of THE CAPACITY. The transmission plan and the operating parameters shall be submitted by THE COMPANY to THE CNT for its review and subsequent approval by THE CNT and by INTELSAT before the commissioning of THE CAPACITY.

If necessary, possible subsequent modifications may be introduced after analysis and authorization from THE CNT and INTELSAT.

Interference caused in transponders of the satellite itself or of other satellites duly registered with the INTERNATIONAL TELECOMMUNICATIONS UNION shall be kept within the limits specified by the INTERNATIONAL
TELECOMMUNICATIONS UNION, THE CNT and INTELSAT.

Interference in other satellite systems with which THE CNT and/or INTELSAT have reached coordination agreements shall be kept within the operating parameters set forth in such agreements. For such purpose, all earth stations installed by the Company shall:

i) Have the installation authorization issued by THE CNT. This authorization shall be before any step or procedure that THE COMPANY, its users, its customers, agents, assignees or employees make with such station.

ii) Have successfully concluded, before the commissioning, compliance with all the tests required by INTELSAT aimed at verifying the operating characteristics.

iii) Be operated and maintained in accordance with the Satellite System Operating Guides (SSOG) and related procedures set forth by INTELSAT.

b) THE CNT shall have the right to inspect, supervise and control all authorized satellite systems in order to ensure compliance with the authorized operating conditions.

SIXTEEN: The operating characteristics of all installations or services provided by THE COMPANY, its clients, contractors, lessors or assignees with respect to use of THE CAPACITY shall be such that their connection to the INTELSAT space segment or joint use with same or with any of the related installations does not interfere with the efficient operation of the INTELSAT space segment and its components.

THE COMPANY agrees to abide by the directives issued by THE CNT related to operating and management aspects of the INTELSAT space segment and especially to that assigned herein.

SEVENTEEN: It is established that for purposes of the installation and use of the earth stations by THE COMPANY, its customers, contractors, agents or third parties in general for the provision of the services for which it is responsible, THE COMPANY shall request the respective authorizations granted by THE CNT to its customers, contractors, agents or third parties in general.

[75418 487]


For purposes of application of this clause, THE COMPANY shall have available for THE CNT a file with genuine evidence of such authorizations, licenses and/or permits.

EIGHTEEN: For purposes of guaranteeing performance of its obligations THE COMPANY shall establish, as a condition of validity of this contract, a guarantee that covers at all times ONE HUNDRED PERCENT (100%) of the amount owed plus TWENTY PERCENT (20%) of such amount. In order to determine the value of the amount owed, from the total amount that results from adding the value of the rent for THE CAPACITY US$ 1,470,000 (ONE MILLION FOUR HUNDRED SEVENTY THOUSAND U.S. DOLLARS) plus the value of the TEN PERCENT (10%) commission to be received by THE CNT US$ 147,000 (ONE HUNDRED FORTY-SEVEN THOUSAND U.S. DOLLARS), that is from the US$ 1,617,000 (ONE MILLION SIX HUNDRED SEVENTEEN THOUSAND U.S. DOLLARS) will be deducted the value of the successive quarterly payments made by THE COMPANY to THE CNT in the performance of this contract.

NINETEEN: The parties subject themselves to the jurisdiction of the Federal Courts for Civil and Commercial Matters of the Federal Capital with express waiver of any other jurisdiction, and the notifications that the parties address to each other shall be valid only at the legal domiciles set forth in the heading.

AS A SIGN OF AGREEMENT, in the city of Buenos Aires, on the 23rd day of March of 1994 2 (TWO) copies with the same contents and for one sole purpose are signed.

[75418 488]


                                  ATTACHMENT A


THE CNT agrees to seek before INTELSAT, for the account and order of SATELNET S.A., a Guaranteed Reserve (GR) for the satellite segment and conditions described as follows:


SATELLITE                         :                INTELSAT 706
ORBITAL POSITION                  :                307 degree E
BAND                              :                C
TYPE OF BEAM                      :                SPOT/SPOT
TRANSPONDERS                      :                186/186
BANDWIDTH                         :                FIVE (5) MHz
TYPE OF DUTY                      :                UNINTERRUPTIBLE
DURATION OF CONTRACT              :                FIVE (5) YEARS
PLANNED COMMISSIONING
DATE                              :                APRIL 1, 1995

[75418 489]


Between the NATIONAL TELECOMMUNICATIONS COMMISSION, hereinafter "THE CNT", represented at this act by its President, Dr. Rinaldo Antonio Colome, with legal domicile in Perc 103, Federal Capital, on the one hand, and IMPSAT S.A., hereinafter "THE COMPANY", represented by Daniel Vicente Hourquescos and Jose Ramon Torres, in their capacity of representatives with legal domicile at Alferez Pareja 256, Federal Capital, they agree to enter into this Contract, subject to the following clauses and conditions:

ONE: THE CNT agrees to provide to THE COMPANY the satellite segment capacity described in ATTACHMENT A of this contract, hereinafter "THE CAPACITY". For such purpose THE CNT shall request from the INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION "INTELSAT" on behalf and for the account of THE COMPANY, the Guaranteed Reserve of THE CAPACITY.

As for THE COMPANY, it agrees to take THE CAPACITY provided by THE CNT and use it to provide the services for which it has been duly licensed or authorized in due course. THE COMPANY shall assume the responsibility for all obligations to INTELSAT arising rom use of THE CAPACITY.

TWO: 2.1. THE CNT shall make THE CAPACITY that is assigned available to THE COMPANY TWENTY-FOUR (24) hours a day, SEVEN (7) days a week, during the assignment period stipulated in the following subsection:

2.2 The period of duration of the contract is five years counted from April 1, 1995, the planned date for commissioning of THE CAPACITY. In the event that INTELSAT does not accept the Guaranteed Reserve nor makes available THE CAPACITY to THE CNT, this contract shall, as a matter of law and automatically, be null and void and shall be deprived of all value to both parties.

2.3 At the request of THE COMPANY, at least ONE HUNDRED FIFTY (150) continuous days counted from the date of lapse of the term of this contract, THE CNT may decide in a new Attachment the terms applicable to the continuity of same before INTELSAT.

THREE: As consideration THE COMPANY shall pay to THE CNT the sum of US$ 2,646,000 (TWO MILLION SIX HUNDRED FORTY-SIX THOUSAND U.S. DOLLARS) as rent for THE CAPACITY during a period of FIVE (5) years in accordance with INTELSAT rates in effect on the date of consolidation of the respective Guaranteed Reserve plus US$ 264,600 (TWO HUNDRED SIXTY-FOUR THOUSAND SIX HUNDRED U.S. DOLLARS) in favor of THE CNT as a commission of TEN PERCENT (10%). The first year a total amount of US$ 534,600 (FIVE HUNDRED THIRTY-FOUR THOUSAND SIX HUNDRED U.S. DOLLARS) shall be paid, and in each of the four subsequent years US$ 594,000 (FIVE HUNDRED NINETY-FOUR THOUSAND U.S. DOLLARS). The respective amounts will be invoiced on a quarterly basis by THE CNT once it receives authentic accounting documentation from INTELSAT, and they shall be paid by THE COMPANY at THE CNT's domicile within the period of time established by THE CNT on each invoicing.

FOUR: The sums that are stated in U.S. dollars in this Contract are understood to be convertible in the terms of law 23,928.

FIVE: THE COMPANY is conclusively prohibited from total or partial assignment of this contract without prior and express authorization from THE CNT.

[75418 490]


SIX: Failure by THE COMPANY to comply promptly with any of the payments stipulated in clause THREE shall have the effect of automatically placing it in default, without the need for any notification whatsoever by THE CNT. During the time that the default lasts, the sums that are owed shall accrue compensatory and punitive interest of FORTY-EIGHT PERCENT (48%) annually for both reasons.

If within a period of SIXTY (60) days counted from the date that any of the payments stipulated in clause THREE is due, the sums that are owed and their respective interest are not paid, THE CNT may opt to: a) demand compliance with this contract plus applicable damages or b) rescind this contract. In this case THE COMPANY shall pay the amount owed for the payments of clause THREE, and in default, as applicable, with the respective interest, as well as any other amount that is claimed by INTELSAT as damages that might be applicable. THE COMPANY shall pay the amounts that are demanded of it in a period of TEN (10) days after the rescission is notified. Once the rescission is notified, THE CNT may freely dispose of THE CAPACITY that is the subject of this contract.

SEVEN: 7.1 THE COMPANY shall not have the right to any claim, compensation or credit in case of interruptions of less than one hour in the availability of THE CAPACITY.

7.2 In case of an interruption of the availability of THE CAPACITY that lasts one hour or more and that, as determined by INTELSAT, is attributable to INTELSAT's space segment (as defined in the INTELSAT Agreement), THE COMPANY shall be credited with a sum equal to the proportional parte of the quarterly charge.

7.3 THE COMPANY shall not have the right to any claim, compensation or credit in case of non-initiation of the service on the planned date or in case of interruption caused directly or indirectly by any action or omission of THE COMPANY, its customers, contractors, lessors, representatives and/or employees.

EIGHT: 8.1 With the exception of the compensation agreed upon for interruptions specified in clause SEVEN, THE CNT shall not be liable for damages caused due to an interruption in the availability of THE CAPACITY, regardless of the cause of such interruption.

8.2 THE COMPANY shall indemnify and exempt THE CNT and shall hold it harmless from any loss, damage, liability or expense resulting from:

a) Any slander, defamation, abusive interference in the private life or violation or copyright arising from use of THE CAPACITY.

b) Any violation of patents resulting from (i) use of devices and systems of THE COMPANY, its users, clients, contractors, lessors, representatives or assignees, with respect to THE CAPACITY, or (ii) from use of THE CAPACITY in any manner not envisaged by INTELSAT and/or THE CNT and over which the latter does not exercise any control.

c) All acts or omissions of THE COMPANY, its users, clients, contractors, lessors, representatives, agents or employees and assignees with respect to use of THE CAPACITY.

NINE: THE COMPANY agrees to abide strictly by this contract and the provisions of national and international laws, decrees and regulations, as well as INTELSAT's specifications and procedures on the matter. This contract is

[75418 491]


entered into within the existing regulatory framework, and breach of it exempts THE CNT from all liability, THE COMPANY being the only one liable for penalties caused by its conduct.

TEN: THE CNT shall not be liable under any circumstance for any additional cost or damage to THE COMPANY, including modifications of the earth segment, that result from application of the procedures set down by the INTERNATIONAL TELECOMMUNICATIONS UNION for coordination with earth systems, with other satellites or due to changes in the operating conditions of the satellite transponder that should be necessary as a consequence of such coordinations.

ELEVEN: THE COMPANY hereby agrees to obligate itself to accept the agreements entered into by THE CNT on matters of coordination to which the preceding clause refers. In the event that the application of any agreement entered into for the purpose of protecting the system results in considerable degradation of the services channeled by the transponder, THE CNT and THE COMPANY shall immediately engage in consultations to reach a satisfactory agreement in order to mitigate the repercussions that such agreements have for THE COMPANY.

TWELVE: THE CNT may suspend before or after the start of use of THE CAPACITY, or it may interrupt totally or partially, in provisional manner, the availability of THE CAPACITY or decide on a transitory decrease in the times of same or proceed to make any change or restriction of THE CAPACITY caused by the presence of technical or operating faults in the satellite, in its common equipment or in the transponder in use if INTELSAT, for emergency reasons, decides to take the transponder, to continue or restore international services or any other technical or operating or contractual circumstance arising from agreements signed by THE CNT and INTELSAT. In such case, the parties agree:

a) For purposes of this regulation of interests, such cases shall be treated as "acts of God" or "force majeure". In the case of total loss or impossibility of use of THE CAPACITY, the fulfillment of obligations of both parties shall be concluded, and they shall not have the right to make claims from each other for this matter.

b) THE CNT shall notify THE COMPANY with as much advance notice as possible of any decision that it makes in the event of the cases mentioned.

c) THE CNT shall in no case be liable to THE COMPANY or its customers, contractors, agents or third parties in general for any of the situations provided for in this clause for the damages that might be understood to be generated by the occurrence of same as long as they are not attributable to it.

d) THE CNT agrees to take all steps of a technical, operating and administrative nature within this contractual framework and that of the CNT-INTELSAT contract that might arise as a consequence of this contract aimed at overcoming or ameliorating the consequences of the above circumstances and/or to propose alternatives to THE COMPANY for the same purpose.

THIRTEEN: THE COMPANY agrees to make use of THE CAPACITY in accordance with the stipulations of existing regulations subject to applicable authorizations and/or commitments from THE CNT.

[75418 492]


FOURTEEN: With respect to cases of force majeure and acts of God the parties agree to abide by the provisions of the Civil Code, article 514 and related.

FIFTEEN: THE COMPANY shall submit to THE CNT the transmission plan required by INTELSAT for use of THE CAPACITY. The transmission plan and the operating parameters shall be submitted by THE COMPANY to THE CNT for its review and subsequent approval by THE CNT and by INTELSAT before the commissioning of THE CAPACITY.

If necessary, possible subsequent modifications may be introduced after analysis and authorization from THE CNT and INTELSAT.

Interference caused in transponders of the satellite itself or of other satellites duly registered with the INTERNATIONAL TELECOMMUNICATIONS UNION shall be kept within the limits specified by the INTERNATIONAL
TELECOMMUNICATIONS UNION, THE CNT and INTELSAT.

Interference in other satellite systems with which THE CNT and/or INTELSAT have reached coordination agreements shall be kept within the operating parameters set forth in such agreements. For such purpose, all earth stations installed by the Company shall:

i) Have the installation authorization issued by THE CNT. This authorization shall be before any step or procedure that THE COMPANY, its users, its customers, agents, assignees or employees make with such station.

ii) Have successfully concluded, before the commissioning, compliance with all the tests required by INTELSAT aimed at verifying the operating characteristics.

iii) Be operated and maintained in accordance with the Satellite System Operating Guides (SSOG) and related procedures set forth by INTELSAT.

b) THE CNT shall have the right to inspect, supervise and control all authorized satellite systems in order to ensure compliance with the authorized operating conditions.

SIXTEEN: The operating characteristics of all installations or services provided by THE COMPANY, its clients, contractors, lessors or assignees with respect to use of THE CAPACITY shall be such that their connection to the INTELSAT space segment or joint use with same or with any of the related installations does not interfere with the efficient operation of the INTELSAT space segment and its components.

THE COMPANY agrees to abide by the directives issued by THE CNT related to operating and management aspects of the INTELSAT space segment and especially to that assigned herein.

SEVENTEEN: It is established that for purposes of the installation and use of the earth stations by THE COMPANY, its customers, contractors, agents or third parties in general for the provision of the services for which it is responsible, THE COMPANY shall request the respective authorizations granted by THE CNT to its customers, contractors, agents or third parties in general.

For purposes of application of this clause, THE COMPANY shall have available for THE CNT a file with genuine evidence of such authorizations, licenses and/or permits.

EIGHTEEN: For purposes of guaranteeing performance of its obligations THE COMPANY shall establish, as a condition of validity of this contract, a

[75418 493]


guarantee that covers at all times ONE HUNDRED PERCENT (100%) of the amount owed plus TWENTY PERCENT (20%) of such amount. In order to determine the value of the amount owed, from the total amount that results from adding the value of the rent for THE CAPACITY US$ 2,646,600 (TWO MILLION SIX HUNDRED FORTY-SIX THOUSAND SIX HUNDRED U.S. DOLLARS) plus the value of the TEN PERCENT (10%) commission to be received by THE CNT US$ 264,600 (TWO HUNDRED SIXTY-FOUR THOUSAND SIX HUNDRED U.S. DOLLARS), that is from the US$ 2,910,600 (TWO MILLION NINE HUNDRED TEN THOUSAND SIX HUNDRED U.S. DOLLARS) will be deducted the value of the successive quarterly payments made by THE COMPANY to THE CNT in the performance of this contract.

NINETEEN: The parties subject themselves to the jurisdiction of the Federal Courts for Civil and Commercial Matters of the Federal CapITAL with express waiver of any other jurisdiction, and the notifications that the parties address to each other shall be valid only at the legal domiciles set forth in the heading.

AS A SIGN OF AGREEMENT, in the city of Buenos Aires, on the 23rd day of May of 1994 2 (TWO) copies with the same contents and for one sole purpose are signed.

[75418 494]


                                  ATTACHMENT A


THE CNT agrees to seek before INTELSAT, for the account and order of SATELNET S.A., a Guaranteed Reserve (GR) for the satellite segment and conditions described as follows:


SATELLITE                         :                INTELSAT 706
ORBITAL POSITION                  :                307 degree E
BAND                              :                C
TYPE OF BEAM                      :                SPOT/SPOT
TRANSPONDERS                      :                186/186
BANDWIDTH                         :                NINE (9) MHz
TYPE OF DUTY                      :                UNINTERRUPTIBLE
DURATION OF CONTRACT              :                FIVE (5) YEARS
PLANNED COMMISSIONING
DATE                              :                APRIL 1, 1995

[75418 495]


                                SERVICE CONTRACT


This contract is entered into on May 8, 1995 between the International Telecommunications Satellite Organization (hereinafter "INTELSAT"), an international organization established through the Agreement relative to the International Telecommunications Satellite Organization "INTELSAT" (hereinafter the "INTELSAT Agreement") and the Operating Agreement relative to same (hereinafter the "INTELSAT Operating Agreement" signed in Washington, D.C. on August 20, 1971, headquartered in Washington, D.C., U.S.A and "IMPSAT S.A." (hereinafter the "client"), Alferez Pareja 256, Buenos Aires, organized and existing under the laws of the Argentine Republic and authorized by one or more Signatories of INTELSAT to have direct access to the INTELSAT space segment.

                 WHEREAS INTELSAT and the client wish to enter into an agreement that sets down the basic terms and conditions for direct access by the client to the INTELSAT space segment and its use of same;

                 THEREFORE, INTELSAT and the client agree to the following:

1.               Definition

                 "Party" means a State for which the INTELSAT Agreement has gone into effect.

                 "Signatory" means a Party or the telecommunications entity designated by a Party that has signed the INTELSAT Operating Agreement.


2.               Basic contract for orders

                 This contract serves as the basic contract for orders. Subject to the terms and conditions of this contract, INTELSAT agrees to do whatever is possible to make available to the client the capacity of the INTELSAT space segment that the latter requests periodically. The client shall submit capacity requests in the specific forms to request and amend services that

[75418 496]

appear in the SSOG-104, "Forms for orders, amendments and reports on services".

The requests for service and assignment of capacity, once approved by INTELSAT, shall be governed by this contract. The client understands and agrees that this contract is not a commitment or a promise, express or implicit, by INTELSAT in the sense that the client will be assigned capacity of the INTELSAT space segment.

3.               General terms and conditions

                 On the date of this contract, the client agrees to comply with the terms and conditions set out by INTELSAT for the services furnished through assignments of capacity of the INTELSAT space segment in accordance with this contract. Such terms and conditions include those listed in the INTELSAT Earth Stations Guides (IESS), the Satellite System Operating Guide (SSOG) and the INTELSAT Rates Manual, which are incorporated to this contract by reference, to the extent that such terms and conditions correspond to the specific types of services requested by the client and assigned under this contract by INTELSAT, such terms being capable of being amended from time to time. The terms and conditions of each capacity assignment shall be those that are in effect at the time the assignment is mae, and they shall not change during the original assignment period. The client also agrees to abide by all conditions of regulation and granting of licenses promulgated by the pertinent national authority and to comply with same.

4.               Investment in INTELSAT

                 If the client invests in INTELSAT, it agrees to comply with the terms and conditions set forth in the contract with the investment company that the client signs with INTELSAT.

5.               Conditions to receive capacity from INTELSAT

a. A request for reservation or supply of capacity of the INTELSAT space segment submitted by a client may be turned down unless INTELSAT's management has decided that such client is solvent. The client agrees to furnish the information requested by INTELSAT on its financial and credit history. The

[75418 997]

give INTELSAT the necessary authority so that it can verify such information with various financing and banking institutions and/or with the client's creditors.

b. Orders for capacity of the INTELSAT space segment shall not be accepted from the client in case such client owes, on the date of the order for capacity, a use invoice that is overdue thirty (30) days or more.

c. As a condition to reserve or supply services, INTELSAT may ask the client to furnish other guarantees of its capacity to comply with its financial obligations to INTELSAT when these are due, in the form of a letter of credit, a guarantee deposit or other form of guarantee of performance that INTELSAT should require.

6.               Penalties for late payment

a. In addition to the penalty indicated in paragraph 5.b above, any payment not paid on its due date shall accrue interest at an annual rate of sixteen percent (16%), calculated from the due date until the payment date, and the Board of Governors may amend such rate from time to time.

b. INTELSAT may suspend or cancel all services in effect and on the waiting list of the client if any payment owed to INTELSAT for use of the space segment has not been paid 150 or more days after its due date or within another period that the INTELSAT Board of Governors sets from time to time.

7.               Operation of earth stations

                 With respect to any earth station with authorization from access to its space segment, the client agrees to operate such station at all times in accordance with the terms of the authorization and the INTELSAT Earth Station Standards (IESS) and accepts responsibility for such operation including, among others, financial responsibility.

8.               Transfer

                 This contract, the subsequent assignment of capacity of the space segment, the rights, duties and obligations of the client, may not be

[75418 498]

transferred or delegated without INTELSAT's prior written consent. Any transfer or delegation that is attempted without such consent will be null and void and shall have no effect. This clause shall not prevent the client from using its assigned capacity to provide services to third parties.

9.               Rescission

                 In addition to the provisions relative to cancellation that are listed in the Rates Manual, INTELSAT reserves the right with an advance written notification of at least thirty (30) days to rescind this contract with a client if the latter does not comply with same. The rescission advance notification shall indicate the date the rescission goes into effect and the circumstances that caused it. At its discretion, INTELSAT may retain the deposits or other sums paid by the client and use them to offset damage caused to it by such failure to comply. This retention of funds of the client shall not prevent INTELSAT from submitting other claims for compensation or from claiming other payments for damages corresponding to it by law or equity. Such right of rescission shall not be in order if, within said period of thirty days, the client should settle its infraction to INTELSAT's satisfaction.

10.              Confidential nature

                 INTELSAT and the client agree to take the necessary precautions to keep the confidential nature of all information that the parties furnish confidentially and that is designated in writing or marked with a seal or appropriate legend as confidential, of private property or of limited distribution. Neither of the parties shall disclose information that the other has designated as confidential, of private property or of limited distribution except to its employees or agents to the extent required by the sole objective of complying with the responsibilities set forth in this contract or of establishing and providing services through the assignments granted under this contract.

11.              Notifications

                 Notifications, reports, payments or other communications related to this contract shall be sent to the following addresses:

[75418 499]

For the client                    For INTELSAT
IMPSAT S.A.                       International Telecommunications Satellite
Alferez Pareja 256                Organization (INTELSAT)
Buenos Aires (1107)               3400 International Drive, N.W.
Argentina                         Washington, D.C. 20008-3098
                                  United States

Attention:                        Attention:
Eduardo Mignacco                  Len Dooley
Operations Manager                Director, Sales and Marketing

Tel: 54 1 362 4240                Tel. + 1 202 944 7011
Fax: 54 1 362 5041/5030           Fax + 1 202 944 7173

                 It shall be considered that such notifications, reports, communications or payments have been duly delivered when they are delivered by hand, through certified or registered letter, telex, fax transmission or, in the case of payments, by sending cash, checks from the client's commercial account, certified cashier's checks, or by wire draft. All payments between the client and INTELSAT required by this contract shall be made in U.S. dollars or in a currency that is freely converted into U.S. dollars. All the parties agree to keep this information up to date and to notify each other mutually and promptly of any change to the information pertinent to invoicing, use of the assigned capacity and communications in general.

12.              Settlement of disputes

                 The parties agree to settle all disputes or claims that arising with respect to this contract or with respect to the services provided under same within sixty (60) days or within a longer period mutually agreed upon beginning on the date when one of the parties notifies the other in writing of the existence of such dispute or claim. If the parties cannot reach an agreement within such period of time, either of them may submit the dispute or claim for its settlement through arbitration under the UNCITRAL arbitration rules in effect on the date of the contract. According to such rules, the

[75418 500]

American Arbitration Association will have the authority to designate arbitrators; and the arbitration shall take place in Washington, D.C., U.S.A

13.              Laws that govern the contract

                 This contract, except for the provisions related to conflicts between different laws, shall be governed by the laws of the District of Columbia, U.S.A. The rights and recourse granted by virtue of this contract and other rights and recourse shall be cumulative and may be exercised individually or concurrently. If either of the parties does not assert its rights by virtue of this contract or other rights, this shall not mean that it waves the right to assert such rights or other rights in the future. In case the nullity of any provision of this contract is determined, this shall not affect the other provisions of same, and the provision that is null and void shall be replaced with another acceptable provision that is line with the original intention of the parties.

                 Each party acknowledges having read and understood the provisions of this contract and agrees to subject itself to such provisions.

                 IN WITNESS WHEREOF, the parties have instructed their duly empowered representatives to sign this contract.

International Telecommunications              IMPSAT S.A.
Satellite Organization                   EDUARDO JOSE MIGNACCO

/s/                                        /s/
DOLORES MARTOS                             MANAGER OF OPERATIONS
GROUP DIRECTOR - LATIN AMERICA             May 8, 1995

[75418 501]

                                  CERTIFICATE

                 I, RAFAEL CARCHAK CANES, GENERAL MANAGER OF IMPSAT S.A., do hereby certify that EDUARDO JOSE MIGNACCO, who signed the above instrument, holds the position of MANAGER OF OPERATIONS and is duly empowered to sign the above contract on behalf of IMPSAT S.A.

                 In witness where of, I sign this certificate on May 8, 1995.



                                           /s/
                                           Rafael Carchak Canes
                                           General Manager
                                           IMPSAT S.A.